Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and among

CC HOLDINGS GS V LLC
and
CROWN CASTLE GS III CORP.,

as Issuers,

THE GUARANTORS NAMED HEREIN,

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
BARCLAYS CAPITAL INC.,
J.P. MORGAN SECURITIES LLC

and

MORGAN STANLEY & CO. LLC

as Representatives of the Purchasers

Dated as of December 24, 2012

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 24, 2012, by and among CC Holdings GS V LLC, a Delaware limited liability company (the “Company”), Crown Castle GS III Corp., a Delaware corporation (together with the Company, the “Issuers”), the parties listed on Schedule III to the Purchase Agreement (as defined herein) as guarantors (each a “Guarantor” and collectively, the “Guarantors”) and the representatives listed on Schedule IV to the Purchase Agreement (each a “Representative” and, collectively, the “Representatives”) and the other several Purchasers named in Schedule II to the Purchase Agreement (the “Purchasers”), each of whom has agreed to purchase pursuant to the Purchase Agreement the Issuers’ 2.381% Senior  Secured Notes due 2017 (the “2017 Notes”) and the Issuers’ 3.849% Senior Secured Notes due 2023 (the “2023 Notes” and, together with the 2017 Notes, the “Initial Notes”), in each case fully and unconditionally guaranteed by the Guarantors (the “Guarantees” and, together with the Initial Notes, the “Initial Securities”).

This Agreement is made pursuant to the Purchase Agreement, dated December 11, 2012 (the “Purchase Agreement”), among the Issuers, the Guarantors and the Representatives, as representatives of the Purchasers.  In order to induce the Purchasers to purchase the Initial Securities, the Issuers have agreed to provide the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the obligations of the Purchasers set forth in Section 5(g) of the Purchase Agreement.

The parties hereby agree as follows:

SECTION 1.    Definitions.  As used in this Agreement, the following capitalized terms shall have the following meanings:

2017 Notes:  As defined in the preamble hereto.

2023 Notes:  As defined in the preamble hereto.

Additional Interest:  As defined in Section 5(a) hereof.

Agreement:  As defined in the preamble hereto.

Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

Business Day:  Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Closing Date:  The date of this Agreement.

Commission:  The Securities and Exchange Commission.

Company:  As defined in the preamble hereto.

Issuers:  As defined in the preamble hereto.

Consummate:  A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuers to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of the Transfer Restricted Securities that were validly tendered by Holders thereof pursuant to and in accordance with the terms of the Exchange Offer.

Effectiveness Target Date:  As defined in Section 5(a) hereof.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Exchange Offer:  The registration by the Issuers under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

Exchange Offer Registration Statement:  The Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exempt Resales:  The transactions in which the Purchasers propose to sell the Initial Securities to certain “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act, and to certain non-U.S. persons pursuant to Regulation S under the Securities Act.

Exchange 2017 Securities:  The 2.381% Senior Secured Notes due 2017, of the same series under the Indenture as the 2017 Notes, and the Guarantees attached thereto, to be issued to Holders in exchange for Transfer Restricted Securities of the same series pursuant to this Agreement.

Exchange 2023 Securities:  The 3.849% Senior Secured Notes due 2023, of the same series under the Indenture as the 2023 Notes, and the Guarantees attached thereto, to be issued to Holders in exchange for Transfer Restricted Securities of the same series pursuant to this Agreement.

Exchange Securities:  The Exchange 2017 Securities and the Exchange 2023 Securities.

FINRA:  Financial Industry Regulatory Authority, Inc.

Guarantees:  As defined in the preamble hereto.

Guarantors:  As defined in the preamble hereto.

Holders:  As defined in Section 2(b) hereof.

Indemnified Holder:  As defined in Section 8(a) hereof.

Indenture:  The Indenture, dated as of December 24, 2012, by and among the Issuers, the Guarantors and The Bank of New York Mellon Trust Company N.A., as trustee (the “Trustee”), pursuant to which the Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

Purchasers:  As defined in the preamble hereto.

Initial Placement:  The issuance and sale by the Issuers of the Initial Securities to the Purchasers pursuant to the Purchase Agreement.

Initial Securities:  As defined in the preamble hereto.

Interest Payment Date:  As defined in the Indenture and the Securities.

Issuers:  As defined in the preamble hereto.

Managing Underwriters:  As defined in Section 11 hereof.

Person:  An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

Prospectus:  The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Purchase Agreement:  As defined in the preamble hereto.

Registration Default:  As defined in Section 5 hereof.

Registration Statement:  Any registration statement of the Issuers relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Representatives:  As defined in the preamble hereto.

Securities:  The Initial Securities and the Exchange Securities.

Securities Act:  The Securities Act of 1933, as amended.

Shelf Filing Deadline:  As defined in Section 4(a) hereof.

Shelf Registration Period:  As defined in Section 4(a) hereof.

Shelf Registration Statement:  As defined in Section 4(a) hereof.

Transfer Restricted Securities:  Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged in the Exchange Offer for an Exchange Security of the same series entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Initial Security is distributed to the public by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

Trust Indenture Act:  The Trust Indenture Act of 1939, as amended.

Underwritten Registration or Underwritten Offering:  A registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

SECTION 2.    Securities Subject to this Agreement.

(a)       Transfer Restricted Securities.  The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b)       Holders of Transfer Restricted Securities.  A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3.    Registered Exchange Offer.

(a)       Unless the Exchange Offer shall not be permissible under applicable law or Commission policy, each of the Issuers and the Guarantors shall use its commercially reasonable efforts to (i) file with the Commission a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer and cause such Registration Statement to become effective, (ii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) subject to the limitations set forth in Section 6(c)(xi),cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iii) upon the effectiveness of such Registration Statement, commence the Exchange Offer.  The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Initial Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

(b)       Each of the Issuers and the Guarantors shall use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date notice of the Exchange Offer is mailed to the Holders.  The Issuers shall cause the Exchange Offer to comply with all applicable federal and state securities laws.  No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement.  Each of the Issuers and the Guarantors shall use its commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 365 days after the Closing Date (or if such 365th day is not a Business Day, the next succeeding Business Day).

(c)       The Issuers shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuers) may exchange such Initial Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement.  Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission.

Each of the Issuers and the Guarantors shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Exchange Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

SECTION 4.    Shelf Registration.

(a)       Shelf Registration.  If (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Issuers are not permitted to effect the Exchange Offer as contemplated by Section 3 hereof, (ii) for any other reason the Exchange Offer is not Consummated within 365 days after the Closing Date, or (iii) with respect to any Holder of Transfer Restricted Securities (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) an Initial Purchaser delivers a written request representing that it holds Initial Securities that were ineligible to be exchanged in the Exchange Offer then, upon the written request of a Holder or, in the case of clause (C), an Initial Purchaser, the Issuers and the Guarantors shall:

(x)     cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) on or prior to the 30th day after the date on which the Issuers receive notice from a Holder of Transfer Restricted Securities as contemplated above; provided in no event shall the Issuers be required to cause such Shelf Registration Statement to be filed earlier than the earlier of (a) the 300th day following the Closing Date (or if such 300th day is not a Business Day, the next succeeding Business Day) and (b) the 60th day following the Consummation of the Exchange Offer (or if such 60th day is not a Business Day, the next succeeding Business Day); (such earliest date being the “Shelf Filing Deadline”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y)    use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 65th day after receipt of the written requests required pursuant to Section 4(a) (or if such 65th day is not a Business Day, the next succeeding Business Day).

Each of the Issuers and the Guarantors shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective to the extent necessary to ensure that it is available for resales of Initial Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time until the earlier of (a) one year from the Closing Date or (b) the date on which all the Initial Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement (such period, the “Shelf Registration Period”).

(b)       Provision by Holders of Certain Information in Connection with the Shelf Registration Statement.  No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 10 Business Days after receipt of a request therefor, such information as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein.  Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

SECTION 5.    Additional Interest.  (a)  If (i) the Exchange Offer has not been Consummated for each applicable series of Transfer Restricted Securities on or prior to the day that is 365 days after the Closing Date (the “Effectiveness Target Date”), (ii) if applicable, a Shelf Registration Statement covering resales of each series of Transfer Restricted Securities has not been filed or declared effective by the dates set out in Section 4 provided that, in the case of a Shelf Registration Statement required to be filed or declared effective pursuant to Section 4(a)(x)(b), such date shall be the day that is 365 days after the Closing Date, or (iii) if applicable, after the Shelf Registration Statement is filed and declared effective, such Shelf Registration Statement thereafter ceases to be effective or fails to be usable for its intended purpose (except as permitted in Section 5(b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Shelf Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder, or (3) the Shelf Registration Statement has expired before a replacement Shelf Registration Statement has become effective at any time during the Shelf Registration Period (each such event referred to in clauses (i) through (iii), a “Registration Default”), the Issuers and the Guarantors hereby agree that the interest rate borne by each applicable series of Transfer Restricted Securities shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default with respect to each series of Transfer Restricted Notes with respect to which such Registration Default occurred and shall increase by 0.25% per annum at the end of each subsequent 90-day period in which the Registration Default for such series of Transfer Restricted Securities is continuing, but in no event shall such increase exceed 1.00% per annum with respect to any one series of Transfer Restricted Securities (such increased interest, the “Additional Interest”).  Following the cure of all Registration Defaults relating to any particular series of Transfer Restricted Securities, the interest rate borne by the relevant Transfer Restricted Securities will be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions.

All obligations of the Issuers and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

(b) A Registration Default referred to in Section 5(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to a series of Transfer Restricted Securities included in a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuers where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events with respect to the Issuers that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Issuers are proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days (such period, the “Suspension Period”), Additional Interest shall be payable in accordance with Section 5(a) from the 61st day after such Registration Default occurs until such Registration Default is cured.

SECTION 6.    Registration Procedures.

(a)       Exchange Offer Registration Statement.  In connection with the Exchange Offer, if required pursuant to Section 3(a) hereof, each of the Issuers and the Guarantors shall comply with all of the provisions of Section 6(c) hereof, shall use its commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

(i)     As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuers, prior to the Consummation thereof, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate (as defined in Rule 405 under the Securities Act) of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring all the Exchange Securities to be received by it in its ordinary course of business.  In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers’ preparations for the Exchange Offer.  Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Issuers.

(b)       Shelf Registration Statement. If required pursuant to Section 4, in  connection with the Shelf Registration Statement, each of the Issuers and the Guarantors shall comply with all the provisions of Section 6(c) hereof and shall use its commercially reasonable efforts to effect such registration to permit the resale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Issuers and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c)       General Provisions.  In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Initial Securities by Broker-Dealers), each of the Issuers and the Guarantors shall:

(i)     use its commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii)    prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii)   advise the Managing Underwriters (as defined below), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or following receipt by the Issuers of any notification of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in such jurisdiction, or the initiation of any proceeding for any of the preceding purposes and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.  If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Issuers and the Guarantors shall use their commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv)   furnish without charge to each of the Purchasers, each selling Holder named in any Registration Statement, and each of the Managing Underwriters, if any, at least three Business Days before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement to the extent such documents are not otherwise publicly available), and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Exchange Offer or the Shelf Registration Statement, the Issuers shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose. The comments of an Initial Purchaser or Managing Underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission which such proposed comment seeks to remedy;

(v)    make available at reasonable times for inspection by the Purchasers, the Managing Underwriters, if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Purchasers or any of the Managing Underwriters, all relevant financial and other records, pertinent corporate documents and properties of each of the Issuers and the Guarantors and cause the Issuers’ and the Guarantors’ officers, directors and employees to supply all relevant information reasonably requested by any such Holder, Managing Underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the Managing Underwriters, if any, in each case, as shall be reasonably necessary to enable such Persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Purchasers by the Representatives and on behalf of the other Persons by one counsel designated by and on behalf of such other Persons;

(vi)   if requested by any selling Holders or the Managing Underwriters, if any, include in any Registration Statement or Prospectus, such information as the Issuers and such selling Holders and Managing Underwriters, if any, may reasonably agree to include therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to the underwriter(s), if any, the purchase price being paid therefor and other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vii)  use its commercially reasonable efforts to confirm that the ratings applicable to the Initial Securities will also apply to the Transfer Restricted Securities covered by the Registration Statement, if so requested by the Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered thereby or the Managing Underwriters, if any;

(viii) to the extent not otherwise publicly available, furnish to each Initial Purchaser, each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including, if so requested in writing, financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(ix)    during the Shelf Registration Period, deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; each of the Issuers and the Guarantors hereby consents, subject to the terms of this Agreement, to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(x)     enter into such customary agreements (including an underwriting agreement), and make such customary representations and warranties, and take all such other actions in connection therewith in order to Consummate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or Managing Underwriter in connection with any sale or resale pursuant to any Shelf Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, each of the Issuers and the Guarantors shall:

(A)      furnish to each Initial Purchaser, each selling Holder and each Managing Underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement, if applicable

(1)       a certificate, dated the date of the effectiveness of the Shelf Registration Statement, if applicable, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Issuers and the Guarantors, confirming, as of the date thereof, the matters set forth in Section 5(b) of the Purchase Agreement and such other matters as such parties may reasonably request;

(2)       an opinion or opinions, dated the date of the effectiveness of the Shelf Registration Statement, if applicable, of counsel for the Issuers and the Guarantors, covering the matters set forth in Sections 5(c) and 5(d) of the Purchase Agreement as such matters are applicable in the context of the date of the effectiveness of the Shelf Registration Statement, if applicable, and such other matters as such parties may reasonably request, and in any event including a customary statement substantially to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent public accountants for the Issuers and the Guarantors, representatives of the Managing Underwriters, if any, and counsel to the Managing Underwriters, if any, in connection with the preparation of such Shelf Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel’s attention that caused such counsel to believe that the applicable Shelf Registration Statement, at the time such Shelf Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Shelf Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.  Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Shelf Registration Statement contemplated by this Agreement or the related Prospectus and such other customary matters; and

(3)       solely in connection with an Underwritten Offering, a customary comfort letter, dated the date of the effectiveness of the Shelf Registration Statement, from the Issuers’ independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings; and

(B)      deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(x)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by an Issuers or any Guarantor pursuant to this Section 6(c)(x), if any.

If at any time the representations and warranties of the Issuers and the Guarantors contemplated in Section 6(c)(x)(A)(1) hereof cease to be true and correct, the Issuers and the Guarantors shall so advise the Purchasers and the Managing Underwriters, if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

(xi)    prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the Managing Underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or Managing Underwriters, if any, may reasonably request in writing; provided, however, that none of the Issuers or the Guarantors shall be required to (1) register or qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction where it is not then so qualified, (2) file any general consent to service of process in any jurisdiction where it is not presently qualified or (3) subject itself to taxation in any jurisdiction where it is not then so subject;

(xii)   issue, upon the request of any Holder of Initial Securities covered by the Shelf Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Issuers by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Exchange Securities, as the case may be; in return, the Initial Securities held by such Holder shall be surrendered to the Issuers for cancellation;

(xiii)  cooperate with the selling Holders and the Managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the Managing Underwriters, if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or Managing Underwriters;

(xiv) if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading;

(xv)  provide a CUSIP number for all Securities not later than the effective date of the Registration Statement covering such Securities and provide the Trustee under the Indenture with printed certificates for such Exchange Securities which are in a form eligible for deposit with the Depository Trust Company;

(xvi) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any Managing Underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA;

(xvii) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

(xviii) cause all Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Issuers are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Securities or the Managing Underwriters, if any; and

(xix)  provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof, or until it is advised in writing (the “Advice”) by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.  If so directed by the Issuers, each Holder will deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice.  In the event the Issuers shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof or shall have received the Advice; provided, however, that no such extension if in excess of a Suspension Period shall be taken into account in determining whether Additional Interest is due pursuant to Section 5 hereof or the amount of such Additional Interest, it being agreed that the Issuers’ option to suspend use of a Registration Statement pursuant to this paragraph if in excess of a Suspension Period shall be treated as a Registration Default for purposes of Section 5 hereof.

SECTION 7.    Registration Expenses. All expenses incident to the Issuers’ and Guarantors’ performance of or compliance with this Agreement will be borne by the Issuers and the Guarantors, jointly and severally, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all filing fees and the reasonable fees and disbursements of one counsel to the Purchasers and Holders incurred in connection with the review and qualification of the offering of the Securities by FINRA;  (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws to the extent required hereunder; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses); (iv) all fees and disbursements of counsel for the Issuers and the Guarantors; (v) all expenses in connection with any offer and sale of the Exchange Securities outside of the United States, including filing fees and the reasonable fees and disbursements of one counsel for the Purchasers and the Holders, taken together, in connection with offers and sales outside of the United States; (vi) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors in connection with the transactions described in this Agreement (including the expenses of any special audit and comfort letters required by  such performance); and (vii) all other costs and expenses incident to the performance of the obligations of the Issuers and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 7 and Section 8, the Purchasers, Holders of Transfer Restricted Securities and Managing Underwriters, if any, will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

SECTION 8.    Indemnification.

(a)       The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder of Transfer Restricted Securities, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder of Transfer Restricted Securities and (iii) each affiliate (within the meaning of Rule 405 under the Securities Act) of any Holder of Transfer Restricted Securities (the Persons referred to in clauses (i), (ii) and (iii), collectively, the “Indemnified Holders”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in an Exchange Offer Registration Statement, a Shelf Registration Statement or Prospectus contained therein (or any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any of the Indemnified Holders furnished to the Issuers by any of the Indemnified Holders expressly for use therein.

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to one local counsel in each jurisdiction) for all Indemnified Holders and (ii) the fees and expenses of more than one separate firm (in addition to one local counsel in each jurisdiction) for the Issuers and the Guarantors and each of their respective directors, officers who sign an Exchange Offer Registration Statement or a Shelf Registration Statement and each person, if any, who controls the Issuers and the Guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Holders, such firm shall be designated in writing by the Representatives.  In the case of any such separate firm for the Issuers, the Guarantors and such directors, officers and control persons of the Issuers and the Guarantors, such firm shall be designated in writing by the Company.  The indemnifying party shall not be liable for any settlement of any such proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(b)       Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors and their respective directors, officers of the Issuers or the Guarantors who sign an Exchange Offer Registration Statement or a Shelf Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuers or any of the Guarantors, and their respective officers, directors, partners, employees, representatives and agents of each such Person, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in an Exchange Offer Registration Statement, a Shelf Registration Statement or Prospectus contained therein (or any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Holder of Transfer Restricted Securities furnished to the Issuers in writing expressly for use in an Exchange Offer Registration Statement, Shelf Registration Statement or Prospectus contained therein (or any amendment or supplement thereto).

(c)       To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or (b) hereof or is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Indemnified Holders, on the other hand, from the Exchange Offer or (ii) if the allocation provided by Section 8(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Indemnified Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Issuers and the Guarantors, on the one hand, and of the Indemnified Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any of the Guarantors or the Indemnified Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Issuers, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Indemnified Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, no Indemnified Holder shall be required to contribute any amount in excess of the amount by which the total discount received by such Holder with respect to the Initial Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(d)       The indemnification provisions contained in this Section 8 shall remain operative and in full force and effect regardless of any termination of this agreement, any investigation made by or on behalf of an Indemnified Holder or by or on behalf of the Issuers, their officers or directors or any person controlling the Issuers and completion of the Exchange Offer.

SECTION 9.    Rule 144A.  Each of the Issuers and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to use its commercially reasonable efforts to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

SECTION 10.  Participation in Underwritten Registrations.  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.  Selection of Underwriters.  The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering.  In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer such offering (the “Managing Underwriters”) will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such Managing Underwriters must be reasonably satisfactory to the Issuers.

SECTION 12.  Miscellaneous.

(a)       Remedies.  Each of the Issuers and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)       No Inconsistent Agreements. Each of the Issuers and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  None of the Issuers or any of the Guarantors has previously entered into any agreement granting any registration rights with respect to the Initial Securities to any Person.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers’ or any of the Guarantors’ securities under any agreement in effect on the date hereof.

(c)       Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have (i) in the case of Section 5 hereof and this Section 12(c), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Issuers or their affiliates).  Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly and adversely affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(d)       Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i)      if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

if to the Issuers:

CC Holdings GS V LLC
Crown Castle GS III Corp.
1220 Augusta Drive
Suite 500
Houston, Texas 77057
Attention: Jay A. Brown and Blake Hawk

with copies to:

Cravath, Swaine & Moore LLP
825 8th Avenue
New York, NY 10019
Facsimile: 212-474-3700
Attention: Stephen Burns

All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(e)       Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the Issuers and their successors and assigns.

(f)        Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)       Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)       Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(i)        Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j)        Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CC HOLDINGS GS V LLC

By:	/s/ W. Benjamin Moreland
Name: W. Benjamin Moreland
Title: President and Chief Executive Officer

CROWN CASTLE GS III CORP.

By:	/s/ W. Benjamin Moreland
Name: W. Benjamin Moreland
Title: President and Chief Executive Officer

GLOBAL SIGNAL ACQUISITIONS LLC
GLOBAL SIGNAL ACQUISITIONS II LLC
PINNACLE TOWERS LLC
INTRACOASTAL CITY TOWERS LLC
TOWER SYSTEMS LLC
RADIO STATION WGLD LLC
HIGH POINT MANAGEMENT CO. LLC
INTERSTATE TOWER COMMUNICATIONS LLC
TOWER TECHNOLOGY COMPANY OF
JACKSONVILLE LLC
ICB TOWERS, LLC
PINNACLE TOWERS III LLC
PINNACLE TOWERS V INC.
SHAFFER & ASSOCIATES, INC.
SIERRA TOWERS, INC.
AIRCOMM OF AVON, L.L.C.
COVERAGER PLUS ANTENNA SYSTEMS LLC

By:	/s/ W. Benjamin Moreland
Name: W. Benjamin Moreland
Title: President and Chief Executive Officer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Barclays Capital Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Acting on behalf of
themselves and as the
Representatives of the
several Purchasers

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ James Probert
Title: Managing Director

By:	BARCLAYS CAPITAL INC.

By:	/s/ Pamela Kendrall
Title: Managing Director

By:	J.P. MORGAN SECURITIES LLC

By:	/s/ Maria Sramek
Title: Executive Director

By:	MORGAN STANLEY & CO. LLC

By:	/s/ Nicholas Tatlow
Title: VP